Supplement Dated
June 1, 2007
to
PROSPECTUS
Dated January 29, 2007
of the
The TrendStar Small-Cap Fund
The TrendStar American Endeavor Fund

The following language and disclosures supplement the information contained in the prospectus of the TrendStar Small Cap Fund and TrendStar American Endeavor Fund, dated January 29, 2007 (the “Prospectus”). All portions of the Prospectus not specifically supplemented, amended or deleted by this supplement shall remain in full force and effect.

The Section of the Prospectus entitled “Who Manages Our Funds”, beginning on page 9 of the Prospectus, is replaced in its entirety with the following:

WHO MANAGES OUR FUNDS

Investment Advisory Services
TrendStar Advisors, LLC (the “Advisor”), 7300 College Blvd., Suite 308, Overland Park, KS 66210, serves as Investment Advisor to each Fund under a written agreement with TrendStar Investment Trust (the “Trust”). The Advisor is a Delaware limited liability company doing business and registered with the Securities and Exchange Commission (“SEC”) as an investment advisor.

The Advisor is responsible for the overall investment operations of each Fund; it provides investment advisory services to each Fund and is primarily responsible to the Board for the conduct of each Fund’s investment activities. The Advisor prepares quarterly reports to the Board concerning the investment activities of each Fund (or more frequently if the Board requires). The Advisor is responsible for ensuring that each Fund is managed in accordance with its investment objectives and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

For its investment advisory services to each Fund, the Advisor receives a fee from each Fund, calculated daily and paid monthly, based on the average daily net assets of each Fund. The fees payable to the Adviser under the investment advisory agreement are as set forth in the table below:

Fund	Annual Fee Rate, as % of average daily net assets
Small-Cap Fund	On Assets From $0 to $100 million- 0.70% On Assets Greater than $100 million- 0.60%
American Endeavor Fund	On Assets From $0 to $100 million- 0.70% On Assets Greater than $100 million- 0.60%

A discussion of the factors considered by the Board relating to their renewal of the investment advisory agreement between the Trust and the Advisor may be found in the Fund's annual report to shareholders, dated September 30, 2006.

The Advisor may waive receipt of some or all of its fees from time to time, at its discretion, in order to help control Fund expenses. Any such waivers are entirely voluntary and may be halted at any time.

The Fund Managers
Mr. Thomas W. Laming founded the Advisor in August, 2003 and serves as its President and Chief Investment Officer. Mr. Laming is primarily responsible for the day-to-day activities of the Advisor and is the lead Portfolio Manager to each Fund. Prior to founding the Advisor, Mr. Laming served as Senior Vice President and Portfolio Manager with Kornitzer Capital Management, Inc., in Shawnee Mission, Kansas, joining that firm in January 1993. While at Kornitzer, Mr. Laming served as Chief Equity Strategist for the Buffalo Mutual Funds and was Co-Lead manager for all of the equity mutual funds at Buffalo, including the Buffalo Small Cap, Mid Cap, Large Cap, USA Global and Science & Technology funds. Previously, Mr. Laming served as a Senior Engineer at Martin Marietta in Denver, and served as a Staff Engineer with TRW at the Johnson Space Center in Houston and at TRW’s Space Park Facility in Redondo Beach. While an engineer, Mr. Laming’s work dealt primarily with spacecraft design. Mr. Laming also worked as a technology analyst with Waddell & Reed in Overland Park, Kansas. Mr. Laming is a Senior Member of the American Institute of Aeronautics and Astronautics and holds an MBA from Indiana University, a Master of Science in Aeronautics and Astronautics from the Massachusetts Institute of Technology and a Bachelor of Science, with highest distinction, in Physics from the University of Kansas.

Mr. James R. McBride is Vice President of the Advisor and the Co-Portfolio Manager for each Fund. Mr. McBride works closely with Mr. Laming to provide day-to-day investment management for the Funds. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to join the Advisor in August, 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett Packard and subsidiary companies of Hewlett Packard from 1989 through 2000. Mr. McBride earned a B.S. degree, with honors, in Mechanical Engineering from Wichita State University in 1983 and an M.B.A. in finance from Indiana University in 1989. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers in 1986.

The Trust has filed a Statement of Additional Information, (the “SAI”), dated January 29, 2007, which supplements and expands on the information contained in this prospectus. The SAI provides additional information about the Fund Managers' compensation, other accounts managed by the Fund Managers and the Fund Managers' ownership of Fund shares.

Administrative & Operational Services
Effective August 1, 2005, the Trust also entered into an Administrative Services Agreement with the Advisor, under which the Advisor is responsible for providing, or arranging to provide, essentially all necessary operational services to the Funds, and paying essentially all operating expenses of the Funds. Those services and expenses include, but are not limited to, transfer agency, fund accounting, fund administration, legal, custody, independent auditing, regulatory filings and filing fees, insurance, fidelity bonds, and other operational expenses. The only Fund or Trust expenses not covered under the agreement are chief compliance officer services, brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses.

The Advisor may itself provide the services set forth in the agreement to the Funds, or it may, subject to the supervision and prior approval of the Board, engage third parties to provide such services. The Advisor is responsible for paying any third parties so engaged from its own resources. The Advisor, with the Board's express prior consent, currently has engaged unaffiliated third parties to provide transfer agency, fund accounting, legal, custody, principal underwriting, and independent audit services to the Funds. The Advisor pays all such parties out of the fees it receives under the Administrative Services Agreement.

Pursuant to the terms of the agreement, the fees payable to the Advisor under the administrative services agreement are as set forth in the table below.

Total Trust Assets	Annual Fee Rate
From $0 to $300 million	0.70%
Greater than $300 million to $500 million	0.65%
Greater than $500 million	0.60%

The SAI provides additional information about the Administrative Services Agreement, the fees paid to the Advisor under the agreement, and information relating to unaffiliated third parties engaged by the Advisor under the Agreement, including information relating to the fees paid to those parties by the Advisor.

Supplement Dated
June 1, 2007
to
STATEMENT OF ADDITIONAL INFORMATION
Dated January 29, 2007
of the
The TrendStar Small-Cap Fund
The TrendStar American Endeavor Fund

The following language and disclosures supplement the information contained in the statement of additional information of the TrendStar Small Cap Fund and TrendStar American Endeavor Fund, dated January 29, 2007 (the “SAI”). All portions of the SAI not specifically supplemented, amended or deleted by this supplement shall remain in full force and effect.

The Sections of the SAI entitled “Information About the Trust's Custodian”, Information About the Trust's Sub-Transfer/Fund Accounting Agent”, “Information About the Trust's Principal Underwriter”, and “Information About the Trust's Registered Public Independent Accounting Firm” is deleted and replaced in its entirety with the following:

INFORMATION ABOUT THE
TRUST’S ADMINISTRATIVE SERVICES

Effective August 1, 2005, the Trust also entered into an Administrative Services Agreement with the Advisor, under which the Advisor is responsible for providing, or arranging to provide, essentially all necessary operational services to the Funds, and paying essentially all operating expenses of the Funds. Those services and expenses include, but are not limited to, transfer agency, fund accounting, fund administration, legal, custody, independent auditing, regulatory filings and filing fees, insurance, fidelity bonds, and other operational expenses. The only Fund or Trust expenses not covered under the agreement are chief compliance officer services, brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses.

Pursuant to the terms of the agreement, the fees payable to the Advisor under the administrative services agreement are as set forth in the table below.

Total Trust Assets	Annual Fee Rate
From $0 to $300 million	0.70%
Greater than $300 million to $500 million	0.65%
Greater than $500 million	0.60%

For the fiscal years ended September 30 of each period shown below, the Advisor received the following fees under the Administrative Services Agreement:

2004	2005	2006
None	$ 249,547	$ 1,896,608

The Advisor may itself provide the services set forth in the agreement to the Funds, or it may, subject to the supervision and prior approval of the Board, engage third parties to provide such services. The Advisor is responsible for paying any third parties so engaged from its own resources. The Advisor, with the Board's express prior consent, currently has engaged the following unaffiliated third parties to provide transfer agency, fund accounting, custody, principal underwriting, and independent audit services to the Funds. The Advisor pays all such parties out of the fees it receives under the Administrative Services Agreement.

Transfer Agency and Fund Accounting: With the Board's express prior consent, the Advisor has engaged Unified Fund Services, Inc. (“Unified”), 431 N. Pennsylvania Street, Indianapolis, IN 46204, to perform certain transfer, dividend paying, shareholder servicing, and fund accounting agent functions for the Trust pursuant to a written agreement with the Advisor and the Trust. Unified maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. Unified also performs certain fund accounting and administrative tasks for the Funds pursuant to a written agreement with the Advisor and the Trust.

For the services to be rendered on behalf of the Trust, the Advisor pays Unified an annual fee, paid monthly, based on the average net assets of the Funds, as determined by valuations made as of the close of each business day of the month.

For the fiscal years ended September 30 of each period shown below, the Advisor paid the following fees to Unified for its services to the Funds:

2004*	2005*	2006
None	$ 17,810	$ 270,982

* Prior to August 1, 2005, Unified received fees directly from the Trust.

Custody: With the Board's express prior consent, the Advisor has engaged Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (the Custodian) to serve as custodian of the cash and securities of each Fund. The Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust. The Custodian does not exercise any supervisory function over management of the Funds, the purchase and sale of securities, or the payment of distributions to shareholders.

For the services rendered on behalf of the Trust, the Advisor pays the Custodian an annual fee, paid monthly, based on the average net assets of the Funds, as determined by valuations made as of the close of each business day of the month.

Principal Underwriter: With the Board's express prior consent, the Advisor has engaged Unified Financial Securities, Inc. (the “Underwriter”), 431 N. Pennsylvania Street, Indianapolis, IN 46204, acts as the principal underwriter of the Funds’ shares pursuant to a written agreement with the Advisor and the Trust (“Distribution Agreement”) The Underwriter is a wholly-owned subsidiary company of Unified.

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party. Pursuant to the Distribution Agreement, the Underwriter facilitates the registration of the Funds’ shares under state securities laws and assists in the sale of shares. For providing underwriting services to the Funds, the Underwriter is not paid an annual fee. Its services are provided as part of the overall package of services provided by Unified. The Underwriter may retain certain underwriting concessions from the sale of Fund shares. Each Fund bears its pro rata share of such expenses.

The Underwriter offers shares of the Funds only upon orders received thereof. The Trust continuously offers shares of each Fund.

For the fiscal year ended September 30, 2006, the Underwriter received the following compensation from the Advisor for its services to the Trust.

Name of Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemptions and Purchases	Brokerage Commissions	Other Compensation
Unified Financial Securities, Inc.	$0.00	$0.00	$0.00	$0.00

Independent Public Accounting/ Audit Services: With the Board's express prior consent, the Advisor has engaged Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145, has served as the Trust's independent registered public accounting firm since the Trust's inception and has been selected to audit the Trust's financial statements for the Trust's Fiscal year ending September 30, 2007.